                                                                       Exhibit 23(c)

                     CENTENNIAL NEW YORK TAX EXEMPT TRUST
                       Share Certificate (8-1/2" x 11")

I.    FACE OF  CERTIFICATE  (All text and other matter lies within  decorative border)

                  (upper left corner, box with heading: NUMBER [of shares]

                  (upper right corner,  box with  heading:  SHARES below cert.
no.)

                  (centered below boxes)
                     Centennial New York Tax Exempt Trust
                        A MASSACHUSETTS BUSINESS TRUST

(at left) THIS IS TO CERTIFY THAT         (at right) SEE  REVERSE  FOR CERTAIN
DEFINITIONS

                                                 (box with number)
                                                 CUSIP 151358 108
(at left) is the owner of

            (centered)FULLY PAID SHARES OF BENEFICIAL INTEREST OF
                     CENTENNIAL NEW YORK TAX EXEMPT TRUST

      (hereinafter called the "Trust"),  transferable only on the books of the
      Trust by the  holder  hereof in person or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the  provisions  of the  Declaration  of Trust of the Trust to all of which the holder by acceptance  hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the facsimile  seal of the Trust and the  signatures of its duly authorized officers.

      (signature at left of seal)   Dated:                  (signature      at
      right of seal)

      /s/ Brian W. Wixted                                   /s/ Robert G. Zack
      -------------------------
-------------------------
      TREASURER                                             SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend
                     CENTENNIAL NEW YORK TAX EXEMPT TRUST
                                     SEAL
                                     1988
                        COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                                SHAREHOLDER SERVICES, INC.
                                                Denver (CO)       Transfer
Agent

                                                By

---------------------------------
                                                Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                      rights of survivorship and not
                      as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________       Custodian
---------------
                                    (Cust)
(Minor)

                                    UNDER UGMA/UTMA   ___________________
                                                                  (State)

Additional abbreviations may also be used though not in the above list.

For  Value  Received   ................   hereby   sell(s),   assign(s),   and
transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

-----------------------------------------------------------------------
(Please print or type name and address of assignee)

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--------------------------------------------------------  Shares of beneficial interest  represented  by the within  Certificate,  and do hereby  irrevocably constitute  and appoint  ___________________  Attorney  to  transfer  the said shares on the books of the within named Trust with full power of  substitution in the premises.

Dated: ----------------------

                                    Signed: --------------------------------

----------------------------------------

                                          (Both must sign if joint owners)

                                    Signature(s) ---------------------------
                                    guaranteed        Name of Guarantor
                                    by: ------------------------------------
                                          Signature of Officer/Title

(text printed           NOTICE:  The  signature(s)  to  this  assignment  must
vertically to right           correspond  with the name(s) as written upon the
of above paragraph)           face of the certificate in every particular
without alteration or enlargement or any change
whatever.

(text printed in        Signatures must be guaranteed by a financial
box to left of                institution of the type described in the
signature(s))                 current prospectus of the Fund.

PLEASE NOTE: This document contains       CENTENNIAL
a watermark when viewed at an angle.      ASSET MANAGEMENT CORPORATION
It is invalid without this watermark:

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                  THIS SPACE MUST NOT BE COVERED IN ANY WAY